Exhibit 10.13

SECOND AMENDMENT TO INDUSTRIAL BUILDING LEASE

This Second Amendment to Industrial Building Lease (“Second Amendment”) is made as of the 1st day of July, 2014, by and between Philip J. Latoria, Jr. (“Lessor”) and Rubicon Technology, Inc., a Delaware corporation (“Lessee”).

RECITALS

A. Lessor and Lessee are parties to an Industrial Building Lease, dated July 18, 2007, as amended by a First Amendment to Building Lease, dated September 12, 2007 (collectively, the “Lease”), for the property located at 900 Green Street, Bensenville, Illinois 60106, Illinois (the “Premises”).

B. Lessor and Lessee desire to amend the Lease as provided in this Second Amendment to extend the Term and to modify the Base Rent payable by Lessee.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. Definitions. Unless otherwise defined in this Second Amendment, all capitalized terms used herein shall have the same meanings as are ascribed to them in the Lease.

2. Term. The Term of the Lease shall extend through June 30, 2019. All terms and conditions in the Lease relating to Lessee’s options to extend the Term are superseded by this Second Amendment.

3. Base Rent. The table of Base Rent set forth in the Lease is hereby deleted in its entirety. The Base Rent payable by Lessee to Lessor or Lessor’s agent from the date of this Second Amendment for the balance of the Term shall be $24,145.33 per month (being $9.50 per square foot or $289,750 for each twelve month period).

4. No Defaults or Breaches. Lessor and Lessee each hereby acknowledges to the other that, as of the date hereof, the Lease is in full force and effect and that neither Lessor nor Lessee is in default or breach of any term or covenant of the Lease.

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the day and year stated in the introduction hereto.

Lessee:		Lessor:

Rubicon Technology, Inc.

By:	/s/ Raja M. Parvez	/s/ Philip J. Latoria
	Raja M. Parvez, President	Philip J. Latoria